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                                                                   Exhibit 10.69

                         TEMPORARY USE LICENSE AGREEMENT




This TEMPORARY USE LICENSE AGREEMENT ("License") is made this 1st day of March, 2004, by and between MRM INVESTMENTS LIMITED PARTNERSHIP, an Arizona limited liability limited partnership ("Licensor"), and INSURANCE AUTO AUCTIONS, INC., an Illinois corporation ("Licensee").


                                   WITNESSETH:

         WHEREAS, Licensor is the owner/occupant of property located at 2299 W. Broadway Road, Southernmost 8.9 +/- acres, Phoenix, AZ 85041 (hereinafter, the "Property"); and

         WHEREAS, Licensee wishes to use the Property for storing salvage motor vehicles ("Use") and Licensor is agreeable to such Use but only upon the terms and conditions set forth in this License.

         NOW, THEREFORE, in consideration of the mutual terms and covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, Licensor and Licensee agree as follows;

1. LICENSE. Subject to the terms and conditions set forth below, Licensor hereby grants Licensee, and Licensee hereby accepts from Licensor, a temporary license for use of the Property for the Use. Licensee shall not use the Property for any other purpose or use except the Use, nor permit the Property to be used for any other use or purpose other than as set forth herein. Licensee will not permit the Use of the Property to create a nuisance or disturb Licensor. The Property is provided to Licensee without any alteration or warranty, "AS IS, WHERE IS." Licensee shall make no permanent or structural alteration to the Property without the prior consent of Licensor. Upon the termination of this License, Licensee shall remove all such alterations and personalty, and return the Property to Licensor in its previous condition, except for ordinary wear and tear and damage by casualty.

2. LICENSE FEES. Licensee agrees to pay Licensor in advance for the License granted herein the sum of Thirty Six Thousand Dollars ($36,000.00) per annum, payable in equal monthly installments of Three Thousand Dollars ($3,000.00).

3. TERM OF LICENSE. The License granted herein shall commence on the date first written above, and license is not for a specific term or duration. It may be terminated at any time by either the Licensor or Licensee upon 30 days prior written notice to either party by the other.

4. LICENSOR'S APPROVAL. Licensee shall not use any furnishing, equipment, displays,



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stands, decorations or signs in the conduct of its business at the Property without, in each instance, first obtaining Licensor's prior written consent, which consent may not be unreasonably withheld.

5. LICENSEE'S COVENANTS. Licensee shall: (i) conduct its business at the Property at all times in a dignified manner; (ii) keep all furnishings, merchandise, equipment, displays, stands, decorations and signs used at the Property in a neat, clean and safe condition, and in good operating order and repair; (iii) neither solicit business nor distribute advertising matter in any of the common areas outside of the Property; (iv) conduct its business at the Property at all times in compliance with all federal, state and local laws, ordinances, rules, regulations and codes, including the Americans with Disabilities Act, all environmental laws and any zoning codes; (v) receive or make all deliveries or shipments of any kind to and from the Property only as designated by Licensor, and only at such times as designated by Licensor; (vi) properly store and dispose of all garbage and refuse at the Property and the area immediately adjoining thereto; (vii) intentionally deleted; (viii) not place, suffer or permit any obstructions or merchandise in any areas except the Property, and not in any way interfere with or cause disturbance to the use and quiet enjoyment of Licensor. Licensee shall procure all necessary licenses or other governmental approvals or permits, and shall be solely responsible for paying all governmental charges or taxes relating to its business conducted at the Property. Licensee shall make all necessary repairs to areas damaged as a result of its Use of the Property.

6. UTILITIES. REPAIR AND MAINTENANCE. Licensee shall be solely responsible for:
(i) making arrangements for any utility services Licensee requires at the Property; (ii) paying all charges or bills incurred for utility service at the Property or used in connection with Licensee's business conducted thereon. Licensee shall be responsible for all repairs and maintenance to the Property (including alterations to the Property required by governmental action), unless caused by the negligence or willful misconduct of Licensor, its employees, contractors or agents, in which case, Licensor shall reimburse Licensee for the reasonable costs incurred by Licensor in repairing such damage.

7. INDEMNITY. Licensor assumes no liability or responsibility whatsoever with respect to the Use and operation of Licensee's business in the Property, nor shall Licensor be liable for any accident, loss, damage, injury, fine, fee, cost, expense (including attorney fees), or claim therefore, to any persons or property in or about the Property except those caused directly by the negligence or willful misconduct of Licensor, its employees, contractors or agents. Licensee assumes full liability for all such accidents, losses, damages, injuries, fines, fees, costs, expenses (including attorney fees), or claims therefore, and shall protect, defend and hold Licensor and Licensor's officers, directors, partners, trustees, shareholders, agents, affiliates, successors, assigns, contractors, agents and employees, harmless therefrom which arise from or in connection with the Use of or the operation of the business at the Property during the term of the License by Licensee, or by any of Licensee's officers, directors, agents, contractors, employees, licensees or invitees, or arising from any condition of the Property resulting from any


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default by Licensee in observing or performing any of the covenants contained in this License, or from any fault or neglect of Licensee or any of its officers, directors, agents, contractors, employees, licensees or invitees.

8. LIABILITY INSURANCE. Licensor and Licensee shall each obtain and keep in effect throughout the term of this License, liability insurance insuring their respective liabilities hereunder in amounts and under policies that are commercially reasonable, and from insurers licensed to do business in the State in which the Building is located. All such insurance policies shall not be canceled, materially altered or non-renewed except upon thirty (30) days prior written notice to the other party, and shall waive all of the insurer's rights of subrogation. A certificate of such insurance shall be delivered by either party to the other upon the request of such other party. Upon occupancy Licensee shall provide a certificate of insurance to Licensor indicating that Licensor and Lessor/Owner are named as additional insureds on the policy with respect to Licensee's activities on the property.

9. PROPERTY DAMAGE AND INSURANCE. Licensee shall bear all risk of loss, damage, theft, misappropriation or other casualty to all or any portion of Licensee's personal property located at or about the Property, and for the interruption of Licensee's business, irrespective of the cause. Licensee shall, at its own discretion, procure property/casualty and/or business interruption insurance in amounts, with deductibles and from insurers as Licensee deems appropriate. In no event shall Licensor be liable for interruption to Licensee's business, or for damage to, or replacement or repair of, Licensee's personal property. Licensor shall procure appropriate property/casualty insurance for the Property, and shall be liable for all damage thereto except as otherwise set forth herein.

10. CASUALTY/CONDEMNATION. Except as otherwise set forth herein, Licensor shall have no obligation at any time during the term of this Agreement to make any changes, repairs or improvements to the Property. If the Property shall be damaged or destroyed by fire or other casualty, or shall be subject to full or partial condemnation, Licensor shall have no obligation to repair or restore the same unless it shall so elect in its sole and absolute discretion. If Licensor shall not elect to repair or restore the Property, this License shall terminate as of the date of the casualty or date of taking, without further liability of either party to the other except for obligations previously accrued, but unpaid or unperformed as provided herein. If no material portion of the Property shall be damaged or condemned, this License shall continue until its expiration or earlier termination as provided herein.

11. NO ASSIGNMENT. Licensee shall not assign this License without the prior written consent of Licensor, which consent Licensor may withhold in its sole and absolute discretion. The consent by Licensor to any assignment shall not constitute a waiver of the necessity for such consent to any subsequent assignment. This prohibition against assigning shall be construed to include a prohibition against any assignment by operation of law. Notwithstanding any assignment, Licensee shall remain fully liable and shall not be released from any obligations under this License. The prohibition



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against assignment herein shall not prevent assignment by Licensee to any successor in interest or any affiliate.

12. IMMEDIATE TERMINATION. If Licensee should fail to perform any covenant or obligation arising hereunder, Licensor may, at Licensor's sole discretion and upon prior 30 days written notice to Licensee, immediately terminate all of Licensee's rights and privileges granted herein, and thereafter, this License shall be of no further force or effect.

13. NOT A LEASE. It is hereby declared by and between the parties that it is not the intention of either Licensor or Licensee to create between them the relationship of Landlord and Tenant. Rather, this Agreement is intended solely to create a bare privilege on the part of the Licensee, personal to Licensee, to operate its business in the Property in the manner described herein.

14. NO BROKERS. Each party hereto warrants to the other that no broker was used in connection with the negotiation of this License, and that no broker's fee is owed by any party.

15. NOTICES. Any notice required or permitted herein shall be made in writing, and shall be sent (i) by registered or certified U.S. mail, return receipt requested; (ii) by reliable overnight courier service; (iii) or by hand delivery; to the addresses for the respective party set forth below, or any other address provided to the other party in writing from time to time:


          If to Licensee:    Insurance Auto Auctions, Inc.
                             850 E. Algonquin Road, Suite 100
                             Schaumburg, IL 60173
                             ATTN: Scott P. Pettit, Chief Financial Officer

         With a copy to:     Insurance Auto Auctions, Inc.
                             850 E. Algonquin Road, Suite 100
                             Schaumburg, IL 60173
                             ATTN: Michael J. Madden, Vice President Real Estate

          If to Licensor:    Melvin R. Martin
                             4639 North 14th Drive Phoenix,
                             AZ 85023-5194



Written notice to any party shall be deemed to have been given upon being mailed to the proper address provided above, with proper postage prepaid, or upon actual delivery if hand delivered or sent by overnight courier.




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16. LICENSE FEE PAYMENT. License fee payments shall be made directly to Licensor at Melvin R. Martin, 14639 North 14th Drive, Phoenix, AZ 85023-5194.

17. ENVIRONMENTAL PROVISIONS. Licensor recognizes that Licensee in the normal and ordinary course of their business may use and utilize certain hazardous materials. "Hazardous Materials" shall mean petroleum, including crude oil, or any other product thereof, asbestos, polychlorinated biphenyls, any material, defined as hazardous in the Comprehensive Environmental Response Compensation Liability Act of 1980, as amended, 42 U.S.C. ss.9601-9657, the Hazardous Materials Transportation Act of 1975, 49 U.S.C. ss.1801-1812; the Resource Conservation Recovery Act of 1976, 42 U.S.C. ss.6901-6987; or any substance defined as a hazardous substance or hazardous waste in any federal, state or local statute, law, ordinance, code, regulation, order or decree regulating or relating to, or imposing liability on standards of conduct concerning hazardous waste, materials, or substances, now or at any time hereafter in effect. Licensee agrees, and agrees to require each sublicensee, to comply with all legal requirements applicable to the use, utilization, handling, storage and transportation of any Hazardous Materials.

Licensee covenants and agrees to indemnify and defend Licensor from any and all claims, losses, liabilities, penalties, costs or expenses of any kind or nature whatsoever, including without limitation, attorney and expert fees which may at any time during Licensee's occupancy, be asserted or imposed against Licensor and which arise out of and are caused by the presence or use of hazardous materials on the Property by Licensee including without limitation: (i) the cost to remove the hazardous materials, or otherwise remediate the Property because of the Hazardous Materials; and (ii) costs incurred to comply with any laws, orders, judgments, or regulations with respect to the presence of hazardous materials. Licensor shall fully cooperate with Licensee in responding to any claim, order or other legal action.

Licensee, at its sole cost, expense and option, may cause Phase I and Phase II environmental assessments to be conducted on the Premises. Licensee will share the written results of this assessment with Licensor. It is stipulated and agreed by and between Licensor and Licensee that this environmental assessment shall provide the "baseline" for Licensee's environmental responsibility and potential liability. That is, Licensee shall absolutely and without qualification neither be responsible nor liable for any pre-existing environmental concerns or issues revealed as a result of its Phase I and Phase II environmental assessments.

18. MISCELLANEOUS. All provisions herein shall be binding upon and shall inure to the benefit of the parties hereto, and to their respective legal representatives, successors and permitted assigns. Each provision to be performed by Licensee shall be construed to be both a covenant and a condition, and if there shall be more than one Licensee, they shall all be bound, jointly and severally. The provisions of this License shall be severable, and shall be construed pursuant to the laws of the State in which the Building is located. Time is of the essence. This License, and any exhibits and/or addendum attached hereto, set forth the entire agreement between the parties hereto



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relating to the subject matter hereof. Any prior conversation or writing are merged herein and extinguished. No subsequent amendment to this Agreement shall be binding upon Licensor or Licensee unless reduced to writing and signed by both parties hereto, except as otherwise provided herein. This License shall have no binding effect on either party unless and until executed by both Licensor and Licensee.

18. TRUE LICENSE. Notwithstanding any term or provision herein to the contrary, this document is merely granting Licensee a bare license to use and occupy the Licensed Premises; and does not in any way imply any affiliation of Licensor with Licensee, or establish or memorialize any partnership, joint venture or other such relationship between Licensor and Licensee.



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         IN WITNESS WHEREOF, Licensor and Licensee have caused this License to be executed and delivered, being first fully authorized so to do, on the date first above written.



                                            LICENSOR:

                                            MRM INVESTMENTS LIMITED PARTNERSHIP
                                            an Arizona limited liability limited
                                            partnership




                                            By:  /s/  Mel Martin
                                                 -------------------------------
                                            Name:  Mel Martin
                                                   -----------------------------
                                            Title: Principal & Owner
                                                   -----------------------------



                                            LICENSEE:

                                            INSURANCE AUTO AUCTIONS, INC.
                                            AN ILLINOIS CORPORATION



                                            By:  /s/ Scott P. Pettit
                                                 -------------------------------
                                            Name:  Scott P. Pettit
                                                   -----------------------------
                                            Title: Chief Financial Officer
                                                   -----------------------------





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